TRADE X

Digitalizing the Retail Pharmacy Experience

Investor Presentation
March 2023

NASDAQ:MEDS

Safe Harbor Statement

This presentation contains certain statements that may be deemed to be "forward-looking statements" within the federal securities laws, including the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Statements that are not historical are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. Forward-looking statements relate to future events or our future performance or future financial condition. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our company, our industry, our beliefs and our assumptions. Such forward-looking statements include, but are not limited to, statements regarding our or our management team's expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. In some cases, you can identify forward-looking statements by the following words: "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "ongoing," "plan," "potential," "predict," "project," "should," or the negative of these terms or other similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are subject to a number of risks and uncertainties (some of which are beyond our control) that may cause actual results or performance to be materially different from those expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward-looking statements. These risks include risks relating to agreements with third parties; our ability to raise funding in the future, as needed, and the terms of such funding, including potential dilution caused thereby; our ability to continue as a going concern; security interests under certain of our credit arrangements ; the fact that we are exploring strategic alternatives for our Bonum Health, Inc. subsidiary ; our ability to maintain the listing of our common stock on the Nasdaq Capital Market, including our current non-compliance with the continued listing standards of the Nasdaq Capital Market; risks associated with our operations not being profitable; the commercial viability of new business lines, applications, products and technologies, and the costs of such items; the Company's stock repurchase program ; the adoption of the Company's product offerings; claims relating to alleged violations of intellectual property rights of others; our ability to monetize our technological solutions; technical problems with our websites, apps and products; risks relating to implementing our acquisition strategies; challenges to the pharmaceutical supply chain posed by the COVID-19 pandemic or similar events and related matters; our ability to manage our growth; negative effects on our operations associated with the opioid pain medication health crisis; regulatory and licensing requirement risks; risks related to changes in the U.S. healthcare environment; the status of our information systems, facilities and distribution networks; risks associated with the operations of our more established competitors; regulatory changes; existing and new competitors which may have more resources than we do; increases in direct to consumer sales of drugs; healthcare fraud; COVID-19, governmental responses thereto, economic downturns and increased inflation and possible recessions caused thereby; changes in laws or regulations relating to our operations; privacy laws; system errors; dependence on current management; our growth strategy; dilution which may be caused by future offerings; increased inflation and interest rates, including the increased costs of raising funding as a result thereof; and supply chain issues caused by among other things, recessions and global conflicts. Additional information about these and other factors that could cause the Company's results to differ materially from these forward-looking statements can be found in the Company's filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2022, which are available at www.sec.gov and in the "NASDAQ:MEDS" — "SEC Filings" section of the Company's website at https://www.investors.trxadehealth.com. Forward-looking statements speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as otherwise provided by law.

Past performance information given in this document is given for illustrative purposes only and should not be relied upon as (and is not) an indication of future performance. In this document, we may rely on and refer to information regarding our industry and the market for our products and services in general from market research reports, analyst reports and other publicly available information. Although we believe that this information is reliable, we cannot guarantee the accuracy and completeness of this information, and we have not independently verified any of it. Some data is also based on our good faith estimates.

The information set forth herein does not constitute an offer to sell or the solicitation of an offer to buy any securities of TRxADE HEALTH, INC., nor will there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such jurisdiction.

All materials contained in this presentation are protected by copyright laws and may not be reproduced, republished, distributed, transmitted, displayed, broadcast or otherwise exploited in any manner. This presentation contains trademarks, service marks, and trade names belonging to TRxADE HEALTH, INC., its affiliates and other entities and cannot be used without express written consent. Trademarks, service marks, copyrights and trade names referred to in this presentation, including logos, may appear without the ®, © or TM symbols, but the lack of such symbols is not intended to indicate, in any way, that their respective owners will not assert, to the fullest extent under applicable law, their rights thereto. We do not intend the use or display of other entities' trademarks, service marks, copyrighted material or trade names to imply a relationship, partnership or affiliation with, or endorsement or sponsorship of us by, any other persons or entities.

Use of Non-GAAP Financial Information

This presentation discusses "EBITDA" (net income (loss) attributable to TRxADE HEALTH, Inc. before interest, taxes, depreciation and amortization) and "Adjusted EBITDA" (before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA before stock-based compensation expense, bad debt recovery, bad debt write-off, gain (loss) on disposal of asset, litigation expenses, loss (gain) on inventory investment, loss (gain) on impairment of intangible asset and change in fair value of warrant liability. These measurements are not recognized in accordance with generally accepted accounting principles (GAAP) and should not be viewed as an alternative to GAAP measures of performance. EBITDA and Adjusted EBITDA are presented because we believe they provide additional useful information to investors due to the various noncash items during the period. EBITDA and Adjusted EBITDA have limitations as analytical tools, and you should not consider them in isolation, or as a substitute for analysis of our operating results as reported under GAAP. Some of these limitations are: EBITDA and Adjusted EBITDA do not reflect cash expenditures, future requirements for capital expenditures, or contractual commitments; EBITDA and Adjusted EBITDA do not reflect changes in, or cash requirements for, working capital needs; and EBITDA and Adjusted EBITDA do not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on debt or cash income tax payments. Although depreciation and amortization are noncash charges, the assets being depreciated and amortized will often have to be replaced in the future, and EBITDA and Adjusted EBITDA do not reflect any cash requirements for such replacements. Additionally, other companies may calculate EBITDA and Adjusted EBITDA differently than TRxADE HEALTH, INC. does, limiting its usefulness as a comparative measure. See appendix for reconciliation of these amounts to GAAP.

About TRxADE HEALTH, INC.

TRxADE is a technology-enabled health services platform company focused on digitalizing the retail pharmacy experience by optimizing drug procurement, the prescription journey and patient engagement in the U.S.

- **Market Leader:** Operates one of the largest technology marketplace platforms serving the secondary pharmaceutical supply chain
- **Disruptive Innovation:** Significantly lowers drug and health services costs utilizing our proprietary technology platforms
- **Strategic Infrastructure:** Well-developed, synergistic divisions ready for growth
- **Growing Rapidly:** Now serving a total of 14,400+ registered members nationwide
- **Experienced Management:** Management & Directors own ~49% of shares outstanding
- **Our Vision:** Digitalizing the retail pharmacy experience via consolidation of pharmaceutical supply chain and health services verticals.

TRxADE HEALTH, INC. (NASDAQ:MEDS)	
Share Price[1]	$0.43
Market Cap[1]	$4.3 M
Revenues (TTM)[3]	$11.4M
Gross Margin (TTM)[3]	48%
Net Loss (TTM)[3]	$(3.9)M
2022 Adj. EBITDA[4]	$(0.09)M
Cash[2]	$1.1M
Debt[2]	$0.5M
Shares O/S[2]	9.4M
Float [2]	3.9M
Insider Ownership	49%

1) As of March 27, 2023
2) As of December 31, 2022
3) TTM = Trailing Twelve Months ended December 31, 2022
4) Adj. EBITDA is a non-GAAP term, net income before interest, taxes, depreciation and amortization as well as stock-based compensation expense, loss (gain) on inventory investment, litigation expenses and loss (gain) on impairment of goodwill. See appendix for reconciliation to GAAP.

Divisions of TRxADE HEALTH

Pharmaceutical Marketplaces (With Supporting B2B + Supporting Subsidiaries)[1]



B2B
TRADE X
Supplier-Pharmacy Marketplace Platform
BONUM HEALTH
INTEGRA PHARMA SOLUTIONS
Rx Distributor

Business to Business

Robust procurement technology platform that delivers a lower cost and transparent procurement process for independent pharmacists and clinics compared to industry norms. Offer corresponding marketplace solution to manufacturers and distributors to further lower cost and increase pharmaceutical access.

Supporting Subsidiaries

Provide partner Pharmacies with ability to offer their uninsured and under insured patients access to over 650 medical doctors across 50 states. Provide turnkey logistical and digital services to network pharmacies to engage and offer last mile delivery of dispensed medications to patients.

1) Pie slices not representative of revenue mix between subsidiaries

TRxADE Marketplace

Our B2B Pharmaceutical Supply Chain Platform

U.S. Pharmaceutical Industry[1,2]

- Projected $685B per year industry size by 2023 and growing; Over 65,000 pharmacy facilities
- Approximately 9 out of 10 Americans live within 5 miles of a community pharmacy
- Excluding several large national chains, there are ~20,000 independent pharmacies in the U.S. that represent ~$67.1 Billion in drug purchases annually
- Targeted Medical Clinics that dispense pharmaceuticals total approximately 38,500 in the U.S. [5]

The Problem

- The existing market for prescription drugs is both large & growing; yet highly inefficient and lacking transparent pricing or significant innovation
- Large pharmacy benefit managers (PBM), wholesalers & large retail chains dominate the retail pharmacy space and have significant leverage when negotiating drug purchasing and larger insurance contracts that smaller retail pharmacies often cannot compete with

Independent Pharmacy and Clinics Footprint


Growth Opportunity
TRxADE Registered Users
14,400+
50,600

Projected North America ePharmacy Market[4]

(USD Billion)

2021 – 2027 CAGR of 15.6%

1) U.S. Pharmaceuticals Industry Analysis and Trends 2023; 2) National Community of Pharmacists Association's 2021 Digest 3) NCPA 2020 Digest Report; 4) KBV Research September 2021, and 5) AMPA.org and aad.org

TRxADE Marketplace

Trxade.com (Distributor Pharmaceutical Supply Chain Platform)



Our Marketplace Solution:

- TRxADE's exchange platform offers a clear and concise interface that allows over 14,400+ registered members in 50 states to analyze "up-to-the-minute" supply & pricing from multiple pharma suppliers
- Economies of scale and TRxADE's proprietary algorithms deliver cost reduction, transparency and operational benefits for independent pharmacies
- Expansion of primary wholesaler Group Purchasing (GPO) contracts and data analytics (planned)
- Recently launched medical division further extends platform capabilities to physicians and small healthcare facilities.

Selected Operational Metrics

TRxADE Platform

Our marketplace has over 72 national and regional pharmaceutical suppliers providing over 120,000 branded and generic drugs, including over the counter drugs and drugs available for purchase by pharmacists.

Metrics for the twelve-month period ending December 31, 2022 compared to the same period in 2021:

- Registered users year-over-year increased 1,212 or 8%
- Revenue increased 9%
- Platform sales transactions increased 17%

TRxADE Prime

The focus of Trxade Prime is to be the pharmaceutical supplier of choice for healthcare organizations of all sizes. Our expertise in the distribution of products extends to all healthcare markets including government organizations, hospitals, clinics, and independent pharmacies nationwide.

During 2022 the Company executed on several initiatives to drive down overhead expense and to improve gross margin. Among these projects to reduce expense was the completion of additional automation software and employee restructuring at the warehouse and with administrative staff.

Selected Financials

- **High Margin:** Revenue from transaction fees on marketplace platform (Credit Card/PayPal model) does not include the drugs value (over $100M annually), hence "tech like margins"

- **Built-Out Platform: 14,400+ registered members with continued platform development requiring minimal capital expenditures**

(USD $ in Millions)	Twelve Months Ended December 31, 2022	Twelve Months Ended December 31, 2021
Revenue	$11.4	$9.9
Gross Profit	$5.5	$4.7
Net Loss	$(3.9)	$(5.3)
Adjusted EBITDA (Loss) [(1)]	$(0.09)	$(3.0)
Cash & Cash Equivalents	$1.1	3.1
Debt	$0.5	$0.0

1) Adj. EBITDA (Loss) is a non-GAAP term, net income before interest, taxes, depreciation and amortization and before stock-based compensation expense, loss (gain) on inventory investment, litigation expenses, and loss (gain) on impairment of goodwill. See appendix for a reconciliation of these amounts to GAAP and "Use of Non-GAAP Financial Information", above.

Quarterly Revenue
(USD $ in Thousands)



3,240
3,279
2,400
2,529
Q1 2022
Q2 2022
Q3 2022
Q4 2022

Annual Revenue
(USD $ in Thousands)



$17,122
$11,448
$9,989
$7,436
2019
2020
2021
2022

Management



Suren Ajjarapu, Chairman of the Board and Chief Executive Officer

Mr. Ajjarapu has served as Chairman of the Board, Chief Executive Officer and Secretary since our acquisition of Trxade Group, Inc., a Nevada corporation (“TRxADE Nevada”) (our predecessor company) on January 8, 2014, and as the Chairman of the Board, Chief Executive Officer and Secretary of TRxADE Nevada since its inception. Mr. Ajjarapu is also Chief Executive Officer of Aesther Healthcare Acquisition Corp., a Special Purpose Acquisition Company traded on Nasdaq under the symbol “AEHA”, as well as a director of Oceantech Acquisition I Corp., traded on Nasdaq under the symbol “OTECU”. Mr. Ajjarapu was a Founder, CEO and Chairman of Sansur Renewable Energy, Inc., a company involved in developing wind power sites in the Midwest, United States, from 2009 to 2012. Mr. Ajjarapu was a Founder, President and Director of Aemetis, Inc., a biofuels company (AMTX.OB) and a Founder, Chairman and Chief Executive Officer of International Biofuels, a subsidiary of Aemetis, Inc., from 2006 to 2009. Mr. Ajjarapu was Co-Founder, COO, and Director Global Information Technology, Inc., an IT outsourcing and systems design company, headquartered in Tampa, Florida with major operations in India from 1995 to 2006. Mr. Ajjarapu holds an MS in Environmental engineering from South Dakota State University, Brookings, South Dakota, and an MBA from the University of South Florida, specializing in International Finance and Management. Mr. Ajjarapu is also a graduate of the Venture Capital and Private Equity program at Harvard University.



Prashant Patel, Director, President, Chief Operating Officer, and acting Chief Financial Officer

Mr. Patel has served as our full-time President and COO, and as a director, since our acquisition of TRxADE Nevada on January 8, 2014. Mr. Patel is a registered pharmacist and pharmaceutical consultant with over twenty years of experience in retail pharmacy and pharmaceutical logistics, and the founder of several pharmacies in the Tampa Bay, Florida area. Since October 2008, Mr. Patel has been Managing Member of APAA LLC, a pharmacy and CEO of Pharmaceutical Returns Of America LLC, a pharmaceutical reverse distributor. Mr. Patel graduated from Nottingham University School of Pharmacy and practiced in the UK before obtaining his masters in Transport, Trade and Finance from Cass Business School, City University, UK.

TRADE X

Key Takeaways

NASDAQ:MEDS

TRxADE is a technology-enabled health services platform company focused on digitalizing the retail pharmacy experience by optimizing drug procurement, the prescription journey and patient engagement in the U.S.

A Tech Focused Healthcare Services Company

- **Market Leader:** Operates one of the largest technology marketplace platforms serving the secondary pharmaceutical supply chain
- **Disruptive Innovation:** Significantly lowers drug and health services costs utilizing our proprietary technology platforms
- **Strategic Infrastructure:** Well-developed, synergistic divisions ready for growth
- **Growing Rapidly:** Now serving a total of 14,100+ registered members nationwide
- **Experienced Management:** Management & Directors own ~54% of shares outstanding
- **Our Vision:** Digitalizing the retail pharmacy experience via consolidation of pharmaceutical supply chain and health services verticals.

Contact Us

TRxADE HEALTH, INC.
2420 Brunello Trace
Lutz , FL 34558
(800) 261-0281

www.trxadehealth.com

Appendix:

Consolidated Balance Sheet

TRxADE HEALTH, INC.
Consolidated Balance Sheets
December 31, 2022 and December 31, 2021

	December 31, 2022		December 31, 2021	
Assets				
Current Assets				
Cash	$	1,133,633	$	3,122,578
Accounts receivable, net		728,964		978,973
Inventory		119,582		56,279
Prepaid assets		110,944		216,414
Total Current Assets		2,093,123		4,374,244
Property plant and equipment, net		65,214		98,751
Intangible assets and capitalized software, net		450,845		-
Deposits		49,029		60,136
Operating lease right-of-use assets		1,051,815		1,233,033
Total Assets	$	3,710,026	$	5,766,164
Liabilities and Shareholders' Equity				
Current Liabilities				
Accounts payable		729,153		477,028
Accrued liabilities		290,013		270,437
Other current liabilities		67,517		-
Contingent funding liabilities		108,036		-
Current portion lease liabilities		196,872		178,561
Warrant liability		588,533		-
Notes payable-- related party		166,667		-
Total Current liabilities		2,146,791		926,026
Long Term Liabilities				
Other long-term liabilities --- leases		887,035		1,069,965
Notes payable- related party		333,333		-
Total Liabilities		3,367,159		1,995,991
Stockholders' Equity				
Series A preferred stock, $0.00001 par value; 10,000,000 shares authorized; none issued and outstanding, as of December 31, 2022 and December 31, 2021.		-		-
Common stock, $0.00001 par value; 100,000,000 shares authorized; 9,393,708, and 8,166,457 shares issued and outstanding, as of December 31, 2022 and December 31, 2021, respectively		99		82
Additional paid-in capital, net of stock issuance costs		20,482,573		20,017,528
Retained deficit		(19,719,536)		(16,247,437)
Total		763,136		3,770,173
Non-controlling interest in subsidiary		(420,269)		-
Total stockholders' equity		342,867		3,770,173
Total Liabilities and Stockholders' Equity	$	3,710,026	$	5,766,164

Appendix:

Consolidated Statements of Operations

TRxADE HEALTH, INC.
Consolidated Statement of Operations
For the Years Ended December 31, 2022 and 2021

	Years Ended December 31, 2022	Years Ended December 31, 2021
Revenues	$ 11,448,265	$ 9,889,433
Cost of Sales	5,997,049	5,143,468
Gross Profit	5,451,216	4,745,965
Operating Expenses:		
Impairment of intangible asset	792,500	-
Loss on inventory investment	875,250	1,226,426
Loss on write-down of Inventory	-	376,348
Wage and salary expense	3,941,475	3,846,522
Professional fees	519,642	1,094,917
Accounting and legal expense	830,355	697,825
Technology expense	1,160,856	899,705
General and administrative	1,755,433	1,896,515
Total operating expenses	9,875,511	10,038,258
Operating Loss	(4,424,295)	(5,292,293)
Nonoperating income (expense)		
Change in fair value of warrant liability	825,544	-
Interest income	20,989	-
Gain on disposal of asset	4,100	-
Interest expense	(336,206)	(23,590)
Total nonoperating expense	514,427	(23,590)
Net Loss $	$ (3,909,868)	$ (5,315,883)
Net loss attributable to TRxADE Health, Inc.	(3,472,099)	(5,315,883)
Net loss attributable to non-controlling interests	(437,769)	-
Net loss per common share -- basic and diluted $	$ (0.41)	$ (0.65)
Weighted average common shares outstanding - basic and diluted	8,472,946	8,136,740

TRADE X

Appendix:

Reconciliation of Net Income to Adj. EBITDA*

Reconciliation of Net Income(Loss) attributable to TRxADE HEALTH, Inc., to Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA*

	Years Ended December 31, 2022		Years Ended December 31, 2021	
Net loss attributable to TRxADE Health, Inc.	$	(3,472,095)	$	(5,315,883)
Add (deduct):				
Interest, net		315,217		23,590
Depreciation and amortization		15,113		7,351
EBITDA *		**(3,141,765)**		**(5,284,942)**
Add (deduct):				
Bad debt recovery		247,861		-
Change in fair value of warrant liability		825,544		-
Impairment of intangible asset		792,500		-
Bad debt write off		(247,867)		630,000
Loss on inventory investment		875,250		1,225,141
Gain on disposal of asset		(4,100)		-
Litigation expenses		225,000		-
Stock-based compensation		333,269		368,436
Adjusted EBITDA *	**$**	**(94,307)**	**$**	**(3,061,365)**

* EBITDA and Adjusted EBITDA are non-GAAP financial measures. These measurements are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance. See also "Use of Non-GAAP Financial Information", above.